UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

_______________________

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on September 4, 2019 the Board of Directors (the “Board”) of Trilogy Metals Inc. (the “Company”) appointed James (Jim) Gowans as the Company’s interim Chief Executive Officer.

On October 21, 2019, Mr. Gowans and the Company entered into an employment agreement (the “Employment Agreement”) appointing Mr. Gowans as Acting President and Chief Executive Officer. The term of the Employment Agreement shall end on February 28, 2020, unless extended by the mutual written agreement or otherwise terminated pursuant to the terms of the Employment Agreement. Under the Employment Agreement, Mr. Gowans received a stock option grant of 550,000 options with an exercise price of C$2.42 to purchase common shares in the Company as full compensation for the services provided by Mr. Gowans pursuant to the Employment Agreement. All stock options are subject to, and will be made in accordance with, the guidelines of the Toronto Stock Exchange and the Company’s Equity Incentive Plan. Any further stock options grants shall be at the discretion of the Board.

The Employment Agreement also provides for reimbursement of expenses, directors’ and officers’ liability insurance appropriate to the nature of his responsibilities under the Employment Agreement, and vacation days subject to the operational needs of the Company. The Company will not provide Mr. Gowans medical benefits. Mr. Gowans will continue to receive the annual retainer paid to non-executive directors.

The foregoing description of Mr. Gowans’ compensation for his service as Acting President and Chief Executive Officer does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement entered into with Mr. Gowans and to be filed as an exhibit to the Company’s next Annual Report on Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated October 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: October 23, 2019	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer